Federated Investors
World-Class Investment Manager

Federated High Income Bond Fund, Inc.

25TH SEMI-ANNUAL REPORT

September 30, 2001

Established 1977

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated High Income Bond Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated High Income Bond Fund, Inc. was created in 1977, and for the past 24 years, thousands of investors who seek generous income from the high-yield sector1 have received monthly dividends for over 286 consecutive months. On September 30, 2001, the fund's $1.6 billion in assets were invested in nearly 300 carefully selected high-yield issues that spanned the entire spectrum of 30 industry sectors.

I am pleased to present the fund's 25th Semi-Annual Report, which covers the six-month reporting period from April 1, 2001 to September 30, 2001. It begins with an interview with the fund's portfolio manager, Mark E. Durbiano, Senior Vice President of Federated Investment Management Company. Following his discussions are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's high-yield corporate bond holdings, and third is the publication of the fund's financial statement.

In Mark's management tenure of 15 plus years, he has experienced both rising and declining bond prices. The six- month reporting period was a time of declining prices. It has been a difficult time for this bond sector, as high-yield bonds tend to perform poorly in a weakening economy. However, it is important to remember that the high-yield sector has gone through periods like this before, corresponding with the country's overall economic cycle. As the U.S. economy regains its vigor, which it always does, you can expect high-yield bond prices to begin to perform better as well. While a decline in share prices is of concern to both managers and shareholders, it is important to remember the nature of high-yield investing: income can be generous from high-yield debt, a number of issues in the portfolio will default, and principal fluctuations can be volatile.

1 Lower rated bonds involve a higher degree of risk than investment-grade bonds in return for higher yield potential.

Individual share class total returns for the six-month reporting period, including income distributions, follow.2

	Net Asset Value Change	Income	Total Return
Class A Shares	$8.64 to $7.48 = (13.43)%	$0.441	(8.69)%
Class B Shares	$8.63 to $7.48 = (13.33)%	$0.410	(8.93)%
Class C Shares	$8.63 to $7.48 = (13.33)%	$0.410	(8.93)%

I have always recommended buying more shares when prices are down, and again believe that now is just one of those buying opportunities. The fund's share price is currently at its lowest levels since the beginning of 2001. One reason is the high number of security defaults. The reduced price of these issues is reflected in the fund's share price. Liquidity is only available at bond price levels that are unacceptable. To put it another way, to sell high-yield bonds, it is difficult to find a buyer to negotiate a transaction favorable to the fund. So your fund managers hold on for a better price, especially if interest payments are being met. This market environment is reminiscent of the 1989-1990 retreat before a much better 1991.

Thank you for investing a portion of your wealth in Federated High Income Bond Fund, Inc. Your questions, comments, or suggestions about the fund are always welcome.

Very sincerely yours,

Richard B. Fisher

Richard B. Fisher
President
November 15, 2001

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (12.83)%, (13.69)% and (9.79)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Mark E. Durbiano

Senior Vice President

Federated Investment Management Company

Investment Review

What is your review of the high-yield bond market over the reporting period?

The six-month reporting period was, indeed, a tough period. The high-yield bond market substantially underperformed the high-quality bond market during the reporting period ended September 30, 2001. The Lehman Brothers High Yield Bond Index returned (6.42)%, substantially underperforming the Lehman Brothers Aggregate Bond Index,1 a measure of high-quality bond performance, which returned 5.20%. Spreads between the Credit Suisse First Boston High Yield Index2 and comparable duration Treasury securities moved to cycle highs exceeding 1000 basis points, or more than a 10% difference. This basis point spread is almost a historic spread and probably won't last.

What factors caused the high-yield market's underperformance?

Several factors are responsible for the poor performance of the high-yield market during the reporting period. While a recession has not been officially declared, the U.S. economy has slowed considerably and is most likely going to see negative real growth in the coming months. This slowing growth and recession-like atmosphere led to above-average defaults for high-yield bonds and a substantial increase in corporate credit rating downgrades from the major rating agencies. Higher defaults and the fear of additional defaults caused the incremental yield investors demand, to own high-yield bonds, to increase to over 1000 basis points, or 10%, over Treasury yields.

1 Lehman Brothers High Yield Bond Index is an unmanaged index that covers the universe of fixed-rate, publicly issued, non-investment grade debt securities. The Lehman Brothers Aggregate Bond Index is an unmanaged index comprising securities from Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Indexes are unmanaged and investments cannot be made in an index.

2 Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults. Morningstar receives and publishes this figure as a monthly total return.

Also, falling equity market prices contributed. While the high-yield market itself does not include stocks, the equity market is a proxy for overall corporate valuations. As those valuations decline due to economic concerns, the "cushion" or "safety net" between a company's value and its level of debt also declines, increasing the implied chance of default.

Also, significant weakness in the Telecommunications and Cellular sector negatively impacted the market. The Wireline sector, such as long-distance companies and emerging local phone companies, has been hurt by the following factors: overbuilding that occurred during the past three years; the decline in expected demand given the "dot.com" bubble bursting; and, falling prices. At the beginning of the reporting period, the Telecommunications sector comprised 23% of the total high-yield market.

Finally, the events of September 11 exacerbated the trends that had already begun to impact the overall stock and bond markets. Stock prices fell dramatically after the attack, and it will certainly negatively impact the U.S. economy for the third and fourth quarters. Certain industries, notably the aerospace industry along with the travel and lodging industry, will be greatly impacted.

How did Federated High Income Bond Fund, Inc. perform over the reporting period?

The fund underperformed both the Lehman Brothers High Yield Index and its peers in the Lipper High Current Yield Funds3 category during the reporting period. The fund's Class A, B and C Shares had total returns of (8.69)%, (8.93)% and (8.93)%, respectively, based on net asset value, for the six-month reporting period ended September 30, 2001. In contrast, the Lehman High Yield Index had a return of (6.42)%, and the Lipper High Current Yield Funds category had an average return of (7.04)% for the same period.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

What are the reasons for fund underperformance?

During the reporting period the fund was underweight in BB-rated securities, which represent the higher quality sector of the high-yield market and overweight in the B-rated sector. The BB-rated sector typically outperforms, as it did over the past six months, when credit risk is rising. We were also overweight in zero coupon step-up bonds, which tend to underperform in a declining market. It should be noted, however, that being overweight in B-rated issues and overweight in zero coupon step-up bonds is consistent with the operating philosophy of the fund, and this approach has served shareholders very well in the past.

The fund was also negatively impacted by several issues specifically that performed poorly during the six-month reporting period. In the overall weak Telecommunications sector, companies such as Global Crossing Holdings Ltd., Level 3 Communications Inc., McLeod USA, Inc., and Nextel Communications underperformed. Telewest, NTL, Inc. and United Pan-European Communications performed poorly in an overall weak European Cable sector, while Primedia, Inc. and Fairchild Corp. underperformed given weakening U.S. economic fundamentals.

What were some of the positive contributors to fund performance?

On the good news side, the fund benefited from its overweight position in the Health Care and Food sectors, which performed well due to their stable characteristics during times of economic distress. Specific holdings, such as Hanger Orthopedic Group, Inc., CONMED Corp. and Tenet Healthcare Corp. in the Health Care sector and Agrilink Foods in the Food sector outperformed. Several companies such as Euramax, Huntsman Packaging Corp. and Foamex outperformed despite overall weak economic conditions. Wireless telecommunication companies, notably Triton PCS Inc., Voicestream Wireless Corp. and Airgate PCS, Inc., showed strong performance despite the weak overall showing of the Telecommunications segment.

What were the fund's top ten holdings as of September 30, 2001?

Name	Percentage of Net Assets
Allied Waste North America, Inc.	3.5%
Charter Communications Holdings Capital Corp.	3.5%
NEXTEL Communications, Inc.	2.3%
Premier Parks, Inc.	1.9%
Tenet Healthcare Corp.	1.8%
Calpine Corp.	1.7%
Sinclair Broadcast Group, Inc.	1.7%
CMS Energy Corp.	1.5%
CSC Holdings, Inc.	1.4%
Owens - Illinois, Inc.	1.3%
TOTAL PERCENTAGE OF NET ASSETS	20.6%

Have you made any adjustments in the portfolio's positioning given current market conditions?

During the six-month reporting period, we reduced our weighting to the Telecommunications and Cellular sector (from 19.8% of net assets on 3/31/01 to 11.1% of net assets on 9/30/01) consistent with our credit analysis of the sector and its overall decline as a percent of the market. However, we have maintained our overweight in the wireless subsector where we still see value in AT&T and Sprint affiliates (Triton PCS, Inc. and Airgate PCS, Inc., respectively), as well as Nextel Communications, Inc. We have increased our exposure to the Health Care, Food, Utility, and Consumer Non-Durable sectors given their relatively defensive characteristics in a weak economy.

Again on the good news side, the overall portfolio quality has increased given the difficult economic conditions, as well as the shift in new issuance toward higher-rated companies. However, we are still underweight the BB-rated sector consistent with our belief that over the cycle we can identify attractive opportunities to enhance shareholder value in the fourth quarter of 2001 and early 2002.

What do you expect from the high-yield market for the remainder of 2001 and looking into 2002?

High-yield bonds historically have gone through periods of both weak and strong performance closely corresponding with the overall economic cycle. Therefore, if one believes the economy will respond to various monetary and fiscal stimuli, then you can expect that high-yield bonds will do better sometime fairly soon in the future. If, on the other hand, consumers suffering from a crisis of confidence pull back expenditures, the downturn in the economy could be deeper and longer than consensus expectations. In that scenario, the rebound in high-yield bond prices may be pushed out to late 2002.

The real question is not if the economy and high-yield bonds will recover. The real question is when they will recover.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you made an initial investment of $24,000 in the Class A Shares of Federated High Income Bond Fund, Inc. on 11/30/77, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $172,548 on 9/30/01. You would have earned a 8.63%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/01, the Class A Shares' average annual 1-year, 5-year and 10-year total returns were (15.91)%, 0.18%, and 6.58%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (9/28/94) total returns were (16.82)%, 0.08%, and 3.77%, respectively. Class C Shares' average annual 1-year, 5-year and since inception (5/1/93) total returns were (13.27)%, 0.34%, and 3.93%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total return stated takes into account all applicable sales charges. The maximum sales charge and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 23 years (reinvesting all dividends and capital gains) grew to $76,452.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated High Income Bond Fund, Inc. on 11/30/77, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $24,000, but your account would have reached a total value of $76,4521 by 9/30/01. You would have earned an average annual total return of 8.53%.

A practical investment plan helps you pursue a high level of income through corporate bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of the anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Portfolio of Investments

September 30, 2001 (unaudited)

Principal Amount			Value
		CORPORATE BONDS--91.9%
		Aerospace & Defense--0.7%
$3,425,000	[1,2]	Alliant Techsystems, Inc., Sr. Sub. Note, 8.50%, 5/15/2011	$3,442,125
7,425,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	7,462,125
2,200,000		Condor Systems, Inc., Sr. Sub. Note, 11.875%, 5/1/2009	781,000

		TOTAL	11,685,250

		Automotive--3.5%
5,600,000		Accuride Corp., Sr. Sub. Note, (Series B), 9.25%, 2/1/2008	3,164,000
4,875,000		Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004	4,753,125
2,375,000		Aftermarket Technology Co., Sr. Sub. Note, (Series D), 12.00%, 8/1/2004	2,315,625
12,675,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	12,041,250
4,925,000		Arvin Industries, Inc., Note, 7.125%, 3/15/2009	4,573,897
6,225,000	[1,2]	Dana Corp., Sr. Note, 9.00%, 8/15/2011	5,493,562
1,400,000	[1,2]	Hayes Lemmerz International, Inc., Sr. Note, 11.875%, 6/15/2006	805,000
20,200,000		Lear Corp., Sr. Note, 8.11%, 5/15/2009	20,051,126
6,825,000		Oxford Automotive, Inc., Company Guarantee, 10.125%, 6/15/2007	3,787,875

		TOTAL	56,985,460

		Banking--0.9%
13,900,000		GS Escrow Corp., Sr. Note, 7.125%, 8/1/2005	14,203,993

		Broadcast Radio & TV--3.4%
8,450,000	[3]	ACME Television, LLC, Sr. Disc. Note (Series B), 0/10.875%, 9/30/2004	7,478,250
1,529,600		AMFM, Inc., Deb., 12.625%, 10/31/2006	1,659,616
22,625,000	[3]	Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%, 8/15/2007	20,843,281
2,000,000	[1,2]	Lin Television Corp., Sr. Note, 8.00%, 1/15/2008	1,920,000
11,525,000	[1]	Orion Network Systems, Sr. Note, 11.25%, 1/15/2007	4,091,375
9,400,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 8.75%, 12/15/2007	8,366,000
5,625,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 9.00%, 7/15/2007	5,062,500
1,425,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 10.00%, 9/30/2005	1,368,000
6,750,000		XM Satellite Radio, Inc., Sr. Note, 14.00%, 3/15/2010	3,408,750

		TOTAL	54,197,772

Principal Amount			Value
		CORPORATE BONDS--continued
		Building & Development--1.4%
$5,850,000		American Builders & Contractors Supply Co., Inc., Sr. Sub. Note, 10.625%, 5/15/2007	$5,586,750
6,400,000		NCI Building System, Inc., Sr. Sub. Note (Series B), 9.25%, 5/1/2009	6,120,000
3,675,000		Nortek, Inc., Sr. Note, 9.125%, 9/1/2007	3,417,750
7,625,000		WCI Communities, Inc., Sr. Sub. Note, 10.625%, 2/15/2011	7,129,375

		TOTAL	22,253,875

		Business Equipment & Services--1.8%
9,150,000		Buhrmann US, Inc., Sr. Sub. Note, 12.25%, 11/1/2009	8,097,750
336,285	[1]	Electronic Retailing Systems International, Inc., Sr. Disc. Note, 8.00%, 8/1/2004	34
20,700,000		Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	20,803,500
17,900,000	[1,4]	U.S. Office Products Co., Sr. Sub. Note, 9.75%, 6/15/2008	447,500

		TOTAL	29,348,784

		Cable Television--11.8%
3,000,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	3,103,920
3,850,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	4,023,250
11,500,000		CSC Holdings, Inc., Sr. Sub. Note, 9.25%, 11/1/2005	11,672,500
4,175,000		CSC Holdings, Inc., Sr. Sub. Note, 9.875%, 5/15/2006	4,279,375
40,050,000	[3]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	26,032,500
16,650,000	[1,2,3]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/11.75%, 5/15/2011	9,240,750
33,125,000	[3]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/13.50%, 1/15/2011	19,709,375
550,000	[3]	Charter Communications Holdings Capital Corp., Sr. Note, 8.625%, 4/1/2009	497,750
3,250,000	[3]	Comcast UK Cable, Deb., 11.20%, 11/15/2007	2,031,250
13,275,000	[3]	Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%, 2/15/2007	4,314,375
14,675,000	[3]	Diamond Cable Communications PLC, Sr. Disc. Note, 11.75%, 12/15/2005	6,530,375
3,750,000	[3]	Diamond Cable Communications PLC, Sr. Disc. Note, 13.25%, 9/30/2004	1,893,750
Principal Amount			Value
		CORPORATE BONDS--continued
		Cable Television--continued
$14,425,000		Echostar Broadband Corp., Sr. Note, 10.375%, 10/1/2007	$14,641,375
11,000,000		Echostar DBS Corp., Sr. Note, 9.375%, 2/1/2009	10,835,000
6,500,000	[3]	International Cabletel, Inc., Sr. Defd. Cpn. Note, 0/11.50%, 2/1/2006	3,412,500
6,250,000	[3]	International Cabletel, Inc., Sr. Defd. Note, 12.75%, 4/15/2005	3,156,250
4,900,000		Lenfest Communications, Inc., Sr. Sub. Note, 8.25%, 2/15/2008	5,309,836
2,475,000		Lenfest Communications, Inc., Sr. Sub. Note, 10.50%, 6/15/2006	2,945,572
16,075,000	[3]	NTL, Inc., Sr. Defd. Cpn. Note, 0/9.75%, 4/1/2008	5,545,875
7,775,000	[3]	NTL, Inc., Sr. Defd. Cpn. Note, 0/12.375%, 10/1/2008	2,565,750
2,000,000		NTL, Inc., Sr. Note, 11.50%, 10/1/2008	1,010,000
12,675,000	[3]	Pegasus Communications Corp., Sr. Note, 0/13.50%, 3/1/2007	6,781,125
7,000,000	[1,2,3]	Quebecor Media Inc., Sr. Disc. Note, 0/13.75%, 7/15/2011	3,605,000
6,300,000	[1,2]	Quebecor Media Inc., Sr. Note, 11.125%, 7/15/2011	6,268,500
1,303,000	[3]	RCN Corp., Sr. Disc. Note, 0/9.80%, 2/15/2008	306,205
2,491,000	[3]	RCN Corp., Sr. Disc. Note, 0/11.125%, 10/15/2007	585,385
6,500,000		Rogers Cablesystems Ltd., Company Guarantee, 11.00%, 12/1/2015	6,890,000
17,200,000	[3]	TeleWest PLC, Sr. Disc. Deb., 11.00%, 10/1/2007	11,266,000
1,825,000		TeleWest PLC, Sr. Note, 11.25%, 11/1/2008	1,286,625
12,900,000	[3]	UIH Australia/Pacific, Sr. Disc. Note, 14.00%, 5/15/2006	1,999,500
19,600,000	[3]	United International Holdings, Inc., Sr. Secd. Disc. Note, 0/10.75%, 2/15/2008	5,782,000
17,900,000	[3]	United Pan-Europe Communications NV, Sr. Disc. Note, (Series B), 0/12.50%, 8/1/2009	1,253,000
7,200,000	[3]	United Pan-Europe Communications NV, Sr. Disc. Note, (Series B), 0/13.375%, 11/1/2009	504,000
1,000,000		United Pan-Europe Communications NV, Sr. Note, (Series B), 10.875%, 8/1/2009	155,000

		TOTAL	189,433,668

Principal Amount			Value
		CORPORATE BONDS--continued
		Chemicals & Plastics--3.6%
$1,650,000	[1,2]	Airgas, Inc., Sr. Sub. Note, 9.125%, 10/1/2011	$1,691,250
4,000,000		Foamex LP, Sr. Sub. Note, 9.875%, 6/15/2007	2,820,000
6,825,000		Foamex LP, Sr. Sub. Note, 13.50%, 8/15/2005	5,835,375
4,350,000		General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	3,066,750
6,675,000	[1,2]	Huntsman Corp., Sr. Sub. Note, 9.50%, 7/1/2007	1,902,375
9,525,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	8,239,125
1,150,000		Lyondell Chemical Co., Sr. Secd. Note, (Series A), 9.625%, 5/1/2007	1,081,000
20,200,000		Lyondell Chemical Co., Sr. Sub. Note, 10.875%, 5/1/2009	16,867,000
7,900,000		Polymer Group, Inc., Company Guarantee, 8.75%, 3/1/2008	3,002,000
17,125,000		Polymer Group, Inc., Company Guarantee, 9.00%, 7/1/2007	6,507,500
6,825,000	[3]	Sterling Chemicals Holdings, Inc., Sr. Secured Disc. Note, 13.50%, 8/15/2008	170,625
7,700,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	6,121,500

		TOTAL	57,304,500

		Clothing & Textiles--0.8%
6,025,000	[1,4]	Dyersburg Corp., Company Guanrantee, 9.75%, 9/1/2007	271,125
8,425,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	5,939,625
7,075,000	[1,4]	Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	176,875
5,700,000	[1,4]	Pillowtex Corp., Company Guarantee, 9.00%, 12/15/2007	85,500
6,500,000	[1,4]	Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	97,500
5,575,000	[1,2]	William Carter Co., Sr. Sub. Note, 10.875%, 8/15/2011	5,658,625

		TOTAL	12,229,250

		Conglomerates--0.4%
11,950,000		Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%, 3/1/2008	7,229,750

		Consumer Products--5.8%
13,500,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	13,567,500
3,075,000	[1,2]	American Greetings Corp., Sr. Sub. Note, 11.75%, 7/15/2008	2,782,875
2,625,000		American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005	2,598,750
6,550,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	5,272,750
1,850,000	[1,2]	Armkel Finance, Inc., Sr. Sub. Note, 9.50%, 8/15/2009	1,882,375
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Products--continued
$2,958,000		Boyds Collection, Ltd., Sr. Sub. Note, (Series B), 9.00%, 5/15/2008	$2,958,000
9,250,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	8,278,750
2,375,000	[3,4]	Diamond Brands, Inc., Sr. Disc. Deb., 0/12.875%, 4/15/2009	35,625
1,400,000	[4]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	189,000
7,325,000		Jostens, Inc., Unit, 12.75%, 5/1/2010	7,215,125
8,075,000		Levi Strauss & Co., Sr. Note, 11.625%, 1/15/2008	5,975,500
1,100,000		NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007	1,050,500
6,850,000		Playtex Products, Inc., Company Guarantee, 9.375%, 6/1/2011	6,952,750
14,850,000		Revlon Consumer Products Corp., Sr. Sub. Note, 8.625%, 2/1/2008	6,459,750
7,375,000	[3]	Sealy Mattress Co., Company Guarantee, Sr. Sub. Note, 0/10.875%, 12/15/2007	5,863,125
3,350,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	3,132,250
3,025,000		Sleepmaster LLC, Sr. Sub. Note,(Series B), 11.00%, 5/15/2009	741,125
4,375,000		True Temper Sports, Inc., Sr. Sub. Note, (Series B), 10.875%, 12/1/2008	4,462,500
9,450,000		United Industries Corp., Sr. Sub. Note, (Series B), 9.875%, 4/1/2009	7,323,750
6,975,000		Volume Services America, Inc., Sr. Sub. Note, 11.25%, 3/1/2009	6,277,500

		TOTAL	93,019,500

		Container & Glass Products--2.9%
4,800,000		Huntsman Packaging Corp., Unit, 13.00%, 6/1/2010	4,056,000
6,850,000		Owens-Illinois, Inc., Sr. Note, 7.15%, 5/15/2005	5,377,250
3,000,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	2,145,000
9,150,000		Owens-Illinois, Inc., Sr. Note, 7.85%, 5/15/2004	7,594,500
8,375,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	6,406,875
6,675,000	[1,2]	Plastipak Holdings, Sr. Note, 10.75%, 9/1/2011	6,708,375
5,350,000	[1,4]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 10.875%, 2/15/2009	561,750
7,600,000	[1,2]	Sealed Air Corp., Note, 8.75%, 7/1/2008	7,399,892
6,925,000		Tekni-Plex, Inc., Sr. Sub. Note, 12.75%, 6/15/2010	6,059,375

		TOTAL	46,309,017

Principal Amount			Value
		CORPORATE BONDS--continued
		Ecological Services & Equipment--3.5%
$21,800,000		Allied Waste North America, Inc., Company Guarantee, 7.875%, 1/1/2009	$21,364,000
3,750,000	[1,2]	Allied Waste North America, Inc., Sr. Secd. Note, 8.875%, 4/1/2008	3,825,000
30,425,000		Allied Waste North America, Inc., Sr. Sub. Note, 10.00%, 8/1/2009	30,577,125

		TOTAL	55,766,125

		Electronics--1.0%
1,850,000		Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	1,785,250
21,250,000		Telecommunications Techniques Co., LLC, Sr. Sub. Note, 9.75%, 5/15/2008	14,981,250

		TOTAL	16,766,500

		Farming & Agriculture--0.4%
2,625,000		Pilgrim's Pride Corp., Sr. Note, 9.625%, 9/15/2011	2,664,375
6,000,000		Royster-Clark, Inc., 1st Mtg. Note, 10.25%, 4/1/2009	4,230,000

		TOTAL	6,894,375

		Food & Drug Retailers--0.7%
4,725,000		Community Distributors, Inc., Sr. Note, 10.25%, 10/15/2004	1,890,000
9,725,000	[1,2,3]	Del Monte Corp., Sr. Dics. Note, 9.25%, 5/15/2011	9,870,875

		TOTAL	11,760,875

		Food Products--1.7%
12,900,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	12,319,500
7,025,000		Eagle Family Foods, Inc., Company Guarantee, 8.75%, 1/15/2008	4,250,125
7,575,000		Michael Foods, Inc., Sr. Sub. Note, 11.75%, 4/1/2011	7,915,875
3,100,000		New World Pasta Co., Sr. Sub. Note, 9.25%, 2/15/2009	2,340,500

		TOTAL	26,826,000

		Food Services--1.2%
5,200,000		Advantica Restaurant Group, Sr. Note, 11.25%, 1/15/2008	3,302,000
8,250,000		Carrols Corp., Sr. Sub. Note, 9.50%, 12/1/2008	7,383,750
8,750,000		Domino's, Inc., Company Guarantee, 10.375%, 1/15/2009	8,837,500

		TOTAL	19,523,250

Principal Amount			Value
		CORPORATE BONDS--continued
		Forest Products--1.5%
$1,625,000		Georgia-Pacific Corp., Note, 7.50%, 5/15/2006	$1,639,674
4,275,000		Georgia-Pacific Corp., Sr. Note, 8.125%, 5/15/2011	4,269,571
7,225,000	[1,2]	Riverwood International Corp., Sr. Note, 10.625%, 8/1/2007	7,333,375
1,075,000		Riverwood International Corp., Sr. Sub. Note, 10.875%, 4/1/2008	972,875
6,000,000	[1,2]	Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	6,120,000
2,900,000		Stone Container Corp., Sr. Note, 12.58%, 8/1/2016	3,001,500

		TOTAL	23,336,995

		Health Care--6.5%
9,800,000		Alliance Imaging, Inc., Sr. Sub. Note, 10.375%, 4/15/2011	10,241,000
2,750,000	[1,2]	AmerisourceBergen Corp., Sr. Note, 8.125%, 9/1/2008	2,839,375
10,225,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	10,276,125
2,000,000		Columbia/HCA Healthcare Corp., Sr. Note, 6.91%, 6/15/2005	2,026,860
6,725,000		HCA - The Healthcare Corp., Note, 8.75%, 9/1/2010	7,296,625
4,650,000		HCA - The Healthcare Corp., Sr. Note, 7.875%, 2/1/2011	4,789,500
5,475,000		Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	3,914,625
7,240,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	3,294,200
13,950,000		Kinetic Concepts, Inc., Company Guarantee, 9.625%, 11/1/2007	13,601,250
4,350,000	[1,2]	Magellan Health Services, Inc., Sr. Note, 9.375%, 11/15/2007	4,426,125
1,000,000		Magellan Health Services, Inc., Sr. Sub. Note, 9.00%, 2/15/2008	905,000
3,550,000	[1,2]	Owens & Minor, Inc., Sr. Sub. Note, 8.50%, 7/15/2011	3,638,750
2,000,000		Tenet Healthcare Corp., Sr. Note, 7.625%, 6/1/2008	2,130,000
12,625,000		Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005	13,445,625
11,950,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/1/2008	12,846,250
4,000,000		Triad Hospitals, Inc., Company Guarantee, (Series B), 8.75%, 5/1/2009	4,100,000
4,325,000	[1,2]	Vanguard Health Systems, Sr. Sub. Note, 9.75%, 8/1/2011	4,454,750

		TOTAL	104,226,060

Principal Amount			Value
		CORPORATE BONDS--continued
		Hotels, Motels, Inns & Casinos--3.5%
$4,800,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	$4,584,000
10,350,000	[1,2]	Felcor Lodging LP, Sr. Note, 8.50%, 6/1/2011	9,366,750
10,325,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	10,325,000
1,000,000		HMH Properties, Inc., Sr. Note (Series A), 7.875%, 8/1/2005	875,000
17,175,000		HMH Properties, Inc., Sr. Note, (Series B), 7.875%, 8/1/2008	14,427,000
8,050,000		HMH Properties, Inc., Sr. Note, (Series C), 8.45%, 12/1/2008	6,923,000
2,825,000		Hilton Hotels Corp., Note, 7.625%, 5/15/2008	2,656,941
2,375,000	[1,2]	MeriStar Hospitality Corp., Sr. Note, 9.00%, 1/15/2008	1,935,625
6,900,000	[1,2]	MeriStar Hospitality Corp., Sr. Note, 9.125%, 1/15/2011	5,278,500

		TOTAL	56,371,816

		Industrial Products & Equipment--4.8%
4,845,000		Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007	5,111,475
1,500,000		Blount, Inc., Sr. Note, 7.00%, 6/15/2005	1,012,500
6,075,000		Blount, Inc., Sr. Sub Note, 13.00%, 8/1/2009	2,642,625
6,650,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	6,350,750
6,895,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	2,930,375
10,510,000		Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006	8,775,850
7,075,000		Hexcel Corporation., Sr. Sub. Note, 9.75%, 1/15/2009	3,572,875
2,097,000		Hexcel Corporation., Sub. Conv. Note, 7.00%, 8/1/2003	1,944,967
8,225,000		ISG Resources, Inc., Sr. Sub. Note, 10.00%, 4/15/2008	5,716,375
683,000		International Utility Structures, Inc., 13.00%, 2/1/2008	136,600
3,350,000		International Utility Structures, Inc., Sr. Sub. Note, 10.75%, 2/1/2008	1,691,750
11,325,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	10,022,625
3,000,000		Neenah Corp., Sr. Sub. Note (Series B), 11.125%, 5/1/2007	1,755,000
10,650,000		Neenah Corp., Sr. Sub. Note (Series F), 11.125%, 5/1/2007	6,230,250
7,075,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	6,615,125
7,850,000	[1,2]	WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	6,711,750
6,350,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	5,429,250

		TOTAL	76,650,142

Principal Amount			Value
		CORPORATE BONDS--continued
		Leisure & Entertainment--1.9%
$2,450,000	[1,4]	AMF Bowling Worldwide, Company Guarantee (Series B), 10.875%, 3/15/2006	$18,375
10,502,000	[1,3,4]	AMF Bowling Worldwide, Sr. Disc. Note (Series B), 0/12.25%, 3/15/2006	78,765
18,625,000	[3]	Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008	14,387,812
2,650,000		Premier Parks, Inc., Sr. Note, 9.25%, 4/1/2006	2,477,750
14,900,000		Premier Parks, Inc., Sr. Note, 9.75%, 6/15/2007	14,080,500

		TOTAL	31,043,202

		Machinery & Equipment--3.3%
13,075,000	[1,2]	AGCO Corp., Sr. Note, 9.50%, 5/1/2008	12,748,125
5,425,000	[1,2]	Briggs & Stratton Corp., 8.875%, 3/15/2011	5,289,375
8,375,000	[1,4]	Clark Material Handling Corp., Company Guarantee, 10.75%, 11/15/2006	837
7,300,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	6,606,500
8,200,000		Fairchild Corp., Sr. Sub. Note, 10.75%, 4/15/2009	4,141,000
6,350,000		Simonds Industries, Inc., Company Guarantee, 10.25%, 7/1/2008	3,206,750
4,550,000		United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	4,117,750
8,550,000		United Rentals, Inc., Company Guarantee, (Series B), 9.00%, 4/1/2009	7,737,750
8,900,000	[1,2]	United Rentals, Inc., Sr. Note, 10.75%, 4/15/2008	8,855,500

		TOTAL	52,703,587

		Metals & Mining--0.4%
8,625,000	[1,4]	AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005	4,355,625
11,475,000	[1,4]	AEI Resources, Inc., Sr. Sub. Note, 11.50%, 12/15/2006	1,434,375
1,250,000		Murrin Murrin Holdings Pty Ltd., Sr. Secd. Note, 9.375%, 8/31/2007	943,750

		TOTAL	6,733,750

		Oil & Gas--3.0%
2,175,000	[1,2]	AmeriGas Partners LP, Sr. Note, 8.875%, 5/20/2011	2,185,875
4,200,000		BRL Universal Equipment, Sr. Secd. Note, 8.875%, 2/15/2008	4,158,000
1,975,000		Comstock Resources, Inc., Sr. Note, 11.25%, 5/1/2007	2,004,625
10,250,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	8,968,750
6,850,000	[1,2]	Dresser, Inc., Sr. Sub. Note, 9.375%, 4/15/2011	6,901,375
Principal Amount			Value
		CORPORATE BONDS--continued
		Oil & Gas--continued
$2,975,000		Forest Oil Corp., Sr. Sub. Note, 10.50%, 1/15/2006	$3,049,375
3,275,000		Grey Wolf, Inc., Sr. Note, 8.875%, 7/1/2007	2,963,875
6,350,000	[1,2]	Hanover Equipment Trust, Sr. Secd. Note, (Series 01 B), 8.75%, 9/1/2011	6,286,500
5,000,000	[1,2]	Lone Star Technologies, Inc., Sr. Sub. Note, 9.00%, 6/1/2011	4,225,000
7,150,000		Pogo Producing Co., Sr. Sub. Note, 10.375%, 2/15/2009	7,668,375

		TOTAL	48,411,750

		Printing & Publishing--1.8%
5,950,000		Advanstar Communications, Sr. Sub. Note, 12.00%, 2/15/2011	4,075,750
3,475,000	[1,2,3]	Advanstar, Inc., Unit, 0/15.00%, 10/15/2011	529,937
1,175,000		Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%, 2/1/2006	1,086,875
2,900,000		Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%, 3/15/2007	2,682,500
4,800,000		Primedia, Inc., Sr. Note, 7.625%, 4/1/2008	3,192,000
5,550,000	[1,2]	Primedia, Inc., Sr. Note, 8.875%, 5/15/2011	3,746,250
12,375,000	[1,2,3]	Yell Finance BV, Sr. Disc. Note, 0/13.50%, 8/1/2011	6,125,625
6,050,000	[1,2]	Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	6,019,750
4,250,000		Ziff Davis Media, Inc., Sr. Sub. Note, 12.00%, 7/15/2010	1,508,750

		TOTAL	28,967,437

		Real Estate--0.3%
4,371,000		Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005	4,349,145

		Retailers--0.5%
2,550,000		K Mart Corp., Sr. Note, 9.375%, 2/1/2006	2,374,687
6,150,000	[1,2]	Michaels Stores, Inc., Sr. Note, 9.25%, 7/1/2009	6,180,750

		TOTAL	8,555,437

		Services--1.7%
6,375,000		American Tower Systems Corp., Sr. Note, 9.375%, 2/1/2009	5,386,875
22,400,000	[3]	Crown Castle International Corp., Sr. Disc. Note, 0/10.375%, 5/15/2011	13,104,000
9,150,000	[3]	Crown Castle International Corp., Sr. Disc. Note, 0/11.25%, 8/1/2011	5,352,750
5,150,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	3,888,250

		TOTAL	27,731,875

Principal Amount			Value
		CORPORATE BONDS--continued
		Steel--0.6%
$6,075,000		Metals USA, Inc., Company Guarantee, 8.625%, 2/15/2008	$4,282,875
6,200,000	[4]	Republic Technologies International, Inc., 13.75%, 7/15/2009	635,500
4,700,000		Ryerson Tull, Inc., Note, 9.125%, 7/15/2006	4,253,500

		TOTAL	9,171,875

		Surface Transportation--1.5%
7,175,000		Allied Holdings, Inc., Company Guarantee, 8.625%, 10/1/2007	2,762,375
6,975,000	[1,4]	AmeriTruck Distribution Corp., Sr. Sub. Note (Series B), 12.25%, 11/15/2005	0
7,200,000		Gearbulk Holding Ltd., Sr. Note, 11.25%, 12/1/2004	7,308,000
4,400,000	[1,4]	Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	110,000
5,400,000		Stena AB, Sr. Note, 8.75%, 6/15/2007	4,455,000
10,025,000		Stena AB, Sr. Note, 10.50%, 12/15/2005	9,373,375

		TOTAL	24,008,750

		Telecommunications & Cellular--10.8%
14,000,000	[3]	AirGate PCS, Inc., Sr. Sub. Dics. Note, 0/13.50%, 10/1/2009	8,890,000
2,900,000		Alamosa (Delaware) Inc. Sr. Note, 12.50%, 2/1/2011	2,668,000
20,425,000	[3]	Alamosa PCS Holdings, Inc., Company Guarantee, 0/12.875%, 2/15/2010	9,804,000
5,300,000		Asia Global Crossing, Ltd. Sr. Note, 13.375%, 10/15/2010	2,729,500
18,725,000	[3]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/8.94%, 8/15/2008	3,651,375
12,375,000	[3]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/9.27%, 8/15/2007	2,908,125
12,375,000	[3]	Call-Net Enterprises, Inc., Sr. Disc. Note, 0/10.80%, 5/15/2009	2,289,375
12,150,000	[3]	Dolphin Telecom PLC, Sr. Disc. Note, 0/14.00%, 5/15/2009	182,250
1,500,000		Global Crossing Holdings Ltd., Sr. Note, 9.125%, 11/15/2006	667,500
14,200,000		Global Crossing Holdings Ltd., Sr. Note, 9.50%, 11/15/2009	6,035,000
33,725,000	[3]	Level 3 Communications, Inc., Sr. Disc. Note, 0/10.50%, 12/1/2008	8,599,875
19,675,000		Level 3 Communications, Inc., Sr. Note, 9.125%, 5/1/2008	8,558,625
10,950,000	[3]	McLeodUSA, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007	2,901,750
2,000,000		McLeodUSA, Inc., Sr. Note, 8.125%, 2/15/2009	530,000
3,000,000		McLeodUSA, Inc., Sr. Note, 8.375%, 3/15/2008	795,000
4,725,000		McLeodUSA, Inc., Sr. Note, 9.25%, 7/15/2007	1,299,375
5,850,000		McLeodUSA, Inc., Sr. Note, 9.50%, 11/1/2008	1,608,750
17,275,000	[3]	Millicom International Cellular S.A., Sr. Disc. Note, 13.50%, 6/1/2006	11,919,750
36,300,000	[3]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.95%, 2/15/2008	19,057,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
$13,950,000	[3]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%, 9/15/2007	$8,300,250
9,025,000	[3]	NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	5,640,625
6,750,000	[3]	NEXTEL International, Inc., Sr. Disc. Note, 0/12.125%, 4/15/2008	1,063,125
4,355,000	[3]	NEXTEL Partners, Inc., Sr. Disc. Note, 0/14.00%, 2/1/2009	2,025,075
7,950,000	[3]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/9.45%, 4/15/2008	834,750
14,150,000	[3]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/12.125%, 12/1/2009	1,202,750
22,825,000	[3]	NEXTLINK Communications, Inc., Sr. Disc. Note, 0/12.25%, 6/1/2009	1,940,125
12,025,000	[4]	PsiNet, Inc., Sr. Note, 10.00%, 2/15/2005	751,563
6,475,000	[4]	PsiNet, Inc., Sr. Note, 11.00%, 8/1/2009	388,500
4,750,000	[4]	PsiNet, Inc., Sr. Note, 11.50%, 11/1/2008	296,875
11,050,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	10,221,250
2,850,000		Rogers Wireless, Inc., Sec. Fac. Bond, 9.625%, 5/1/2011	2,714,625
13,775,000	[3,4]	Teligent AB, Sr. Disc. Note, 0/11.50%, 3/1/2008	103,313
5,950,000	[3]	Tritel PCS, Inc., Sr. Sub. Note, 0/12.75%, 5/15/2009	3,391,500
3,250,000	[3]	Tritel PCS, Inc., Sr. Sub. Note, 10.375%, 1/15/2011	2,746,250
17,450,000	[3]	Triton PCS, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008	14,570,750
4,200,000	[3]	Triton PCS, Inc., Sr. Sub. Note, 9.375%, 2/1/2011	4,179,000
1,650,000	[4]	Viatel, Inc., Sr. Note, 11.50%, 3/15/2009	16,500
9,875,000	[3,4]	Viatel, Inc., Unit, 0/12.50%, 4/15/2008	98,750
2,925,000	[3,4]	Viatel, Inc., Unit, 11.25%, 4/15/2008	29,250
17,225,000	[3]	VoiceStream Wireless Corp., Sr. Disc. Note, 0/11.875%, 11/15/2009	14,318,281
2,875,000		VoiceStream Wireless Corp., Sr. Note, 10.375%, 11/15/2009	3,291,875
19,564,000	[4]	WinStar Communications, Inc., Sr. Sub. Defd. Deb., 0/14.75%, 4/15/2010	195,640

		TOTAL	173,416,372

		Utilities--4.3%
8,850,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	8,181,029
9,050,000		CMS Energy Corp., Sr. Note, 8.50%, 4/15/2011	8,764,473
7,150,000		CMS Energy Corp., Sr. Note, 8.90%, 7/15/2008	7,144,852
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Utilities--continued
$7,400,000		Caithness Coso Funding Corp., Sr. Secd. Note, 9.05%, 12/15/2009	$6,993,000
27,500,000		Calpine Corp., Sr. Note, 8.50%, 2/15/2011	26,806,175
7,975,000		El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011	8,866,525
2,100,000	[3]	Niagara Mohawk Power Corp., Sr. Disc. Note, (Series H), 0/8.50%, 7/1/2010	1,947,246

		TOTAL	68,703,300

		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,039,587,085)	1,476,119,437

		COMMON STOCKS--0.1%[4]
4,850		Electronic Retailing Systems International, Inc., Warrants	48
475		International Utility Structures, Inc., Warrants	0
6,825		Jostens, Inc., Warrants	139,059
7,500		Medianews Group, Inc.	750,000
1,750	[1,2]	Motels of America, Inc.	0
4,800		Pliant Corp., Warrants	10,200
6,200		Republic Technologies International, Inc., Warrants	62
237,797	[1]	Royal Oak Mines, Inc.	1,427
46		Sullivan Graphics, Inc.	0
14,150		UIH Australia/Pacific, Warrants	141
6,750		XM Satellite Radio, Inc., Warrants	104,625

		TOTAL COMMON STOCKS (IDENTIFIED COST $2,551,940)	1,005,562

		PREFERRED STOCKS--2.7%
		Banking--0.2%
120,000		California Federal Preferred Capital Corp., REIT Perpetual Pfd. Stock, (Series A), $2.28	3,000,000

		Broadcast Radio & TV--0.7%
138,025		Sinclair Broadcast Group, Inc., Cumulative Pfd., $11.63	11,801,138

		Business Equipment & Services--0.0%
2,538	[1]	Electronic Retailing Systems International, Inc., Conv. Pfd.	25

Shares			Value
		PREFERRED STOCKS--continued
		Cable Television--0.7%
12,596		Pegasus Communications Corp., Cumulative PIK Pfd., (Series A), 12.75%	$10,769,580

		Health Care--0.0%
24,112		River Holding Corp., Sr. Exchangeable PIK	855,976

		Printing & Publishing--0.8%
13,675		Primedia, Inc., Cumulative Pfd., (Series D), $10.00	622,213
128,025		Primedia, Inc., Exchangeable Pfd. Stock, (Series H), $2.16	9,153,788
72,500		Primedia, Inc., Pfd., $9.20	3,153,750

		TOTAL	12,929,751

		Telecommunications & Cellular--0.3%
5,446		NEXTEL Communications, Inc., Cumulative PIK Pfd. (Series D), 13.00%	2,750,451
4,664		NEXTEL Communications, Inc., Exchangeable Pfd. Stock (Series E)	1,888,920

		TOTAL	4,639,371

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $63,271,340)	43,995,841

		MUTUAL FUND--2.2%
35,542,926		Prime Value Obligations Fund, (IS Class) (at net asset value)	35,542,926

		TOTAL INVESTMENTS (IDENTIFIED COST $2,140,953,291)[5]	$1,556,663,766

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At September 30, 2001, these securities amounted to $205,426,729 which represents 12.8% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $193,695,641 which represents 12.1% of net asset.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Directors.

3 Denotes a zero coupon bond with effective rate at time of purchase.

4 Non-income producing security.

5 The cost of investments for federal tax purposes amounts to $2,139,155,391. The net unrealized depreciation of investments on a federal tax basis amounts to $582,491,625 which is comprised of $16,065,183 appreciation and $598,556,808 depreciation at September 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($1,606,222,518) at September 30, 2001.

The following acronyms are used throughout this portfolio:

PIK	--Payment in Kind
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost of $2,139,155,391 and cost reflecting generally accepted accounting principles of $2,140,953,291)		$1,556,663,766
Cash		292,378
Income receivable		43,313,892
Receivable for investments sold		7,003,144
Receivable for shares sold		2,189,182

TOTAL ASSETS		1,609,462,362

Liabilities:
Payable for shares redeemed	$2,153,478
Accrued expenses	1,086,366

TOTAL LIABILITIES		3,239,844

Net assets for 214,806,261 shares outstanding		$1,606,222,518

Net Assets Consist of:
Paid in capital		$2,467,180,507
Net unrealized depreciation of investments		(584,289,525)
Accumulated net realized loss on investments		(272,075,702)
Distributions in excess of net investment income		(4,592,762)

TOTAL NET ASSETS		$1,606,222,518

Net Asset Value, Offering Price and Redemption Proceeds Per Share

Class A Shares:
Net asset value per share ($573,371,476 ÷ 76,645,411 shares outstanding)		$7.48

Offering price per share (100/95.50 of $7.48)[1]		$7.83

Redemption proceeds per share		$7.48

Class B Shares:
Net asset value per share ($861,162,225 ÷ 115,197,601 shares outstanding)		$7.48

Offering price per share		$7.48

Redemption proceeds per share (94.50/100 of $7.48)[1]		$7.07

Class C Shares:
Net asset value per share ($171,688,817 ÷ 22,963,249 shares outstanding)		$7.48

Offering price per share		$7.48

Redemption proceeds per share (99.00/100 of $7.48)[1]		$7.41

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended September 30, 2001 (unaudited)

Investment Income:
Dividends		$3,226,029
Interest		101,900,243

TOTAL INCOME		105,126,272

Expenses:
Investment adviser fee	$6,747,895
Administrative personnel and services fee	677,489
Custodian fees	51,284
Transfer and dividend disbursing agent fees and expenses	838,538
Directors'/Trustees' fees	9,897
Auditing fees	8,997
Legal fees	2,699
Portfolio accounting fees	98,969
Distribution services fee--Class B Shares	3,591,248
Distribution services fee--Class C Shares	718,095
Shareholder services fee--Class A Shares	812,852
Shareholder services fee--Class B Shares	1,197,082
Shareholder services fee--Class C Shares	239,365
Share registration costs	65,680
Printing and postage	109,766
Insurance premiums	1,799
Taxes	92,671

TOTAL EXPENSES	15,264,326

Reimbursement of investment adviser fee	(2,722)

Net expenses		15,261,604

Net investment income		89,864,668

Realized and Unrealized Loss on Investments:
Net realized loss on investments		(153,741,087)
Net change in unrealized depreciation of investments		(95,284,415)

Net realized and unrealized loss on investments		(249,025,502)

Change in net assets resulting from operations		$(159,160,834)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 9/30/2001	Year Ended 3/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$89,864,668	$189,355,553
Net realized loss on investments	(153,741,087)	(75,913,213)
Net change in unrealized depreciation	(95,284,415)	(164,292,984)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(159,160,834)	(50,850,644)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(34,850,158)	(73,889,705)
Class B Shares	(47,659,695)	(101,033,070)
Class C Shares	(9,526,429)	(19,973,051)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(92,036,282)	(194,895,826)

Share Transactions:
Proceeds from sale of shares	303,413,447	654,545,685
Net asset value of shares issued to shareholders in payment of distributions declared	51,424,527	107,698,458
Cost of shares redeemed	(340,152,417)	(706,435,267)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	14,685,557	55,808,876

Change in net assets	(236,511,559)	(189,937,594)

Net Assets:
Beginning of period	1,842,734,077	2,032,671,671

End of period	$1,606,222,518	$1,842,734,077

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.64	$ 9.82	$11.30	$12.10	$11.31	$11.08
Income From Investment Operations:
Net investment income	0.43 [2]	0.96	0.99	1.01	1.00	1.04
Net realized and unrealized gain (loss) on investments	(1.15)[2]	(1.15)	(1.48)	(0.81)	0.79	0.22

TOTAL FROM INVESTMENT OPERATIONS	(0.72)	(0.19)	(0.49)	0.20	1.79	1.26

Less Distributions:
Distribution from net investment income	(0.44)	(0.99)	(0.99)	(1.00)	(1.00)	(1.03)

Net Asset Value, End of Period	$ 7.48	$ 8.64	$ 9.82	$11.30	$12.10	$11.31

Total Return[3]	(8.69)%	(2.19)%	(4.65)%	1.94%	16.48%	11.88%

Ratios to Average Net Assets:

Expenses	1.22%[4]	1.24%	1.23%	1.19%	1.21%	1.21%

Net investment income	10.47%[2,4]	10.33%	9.35%	8.79%	8.46%	9.19%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	--	--	0.01%	0.03%

Supplemental Data:

Net assets, end of period (000 omitted)	$573,371	$666,546	$722,375	$829,982	$748,294	$599,736

Portfolio turnover	21%	24%	26%	28%	58%	55%

1 Beginning with the year ended March 31, 2000, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. For the six months ended September 30, 2001, this change had no effect on the net investment income per share or net realized and unrealized gain (loss) per share, but increased the ratio of net investment income to average net assets from 10.43% to 10.47%. Per share, ratios and supplemental data for the periods prior to September 30, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.63	$ 9.81	$11.29	$12.09	$11.31	$11.08
Income From Investment Operations:
Net investment income	0.40 [2]	0.89	0.91	0.92	0.91	0.96
Net realized and unrealized gain (loss) on investments	(1.14)[2]	(1.15)	(1.48)	(0.80)	0.78	0.21

TOTAL FROM INVESTMENT OPERATIONS	(0.74)	(0.26)	(0.57)	(0.12)	1.69	1.17

Less Distributions:
Distribution from net investment income	(0.41)	(0.92)	(0.91)	(0.92)	(0.91)	(0.94)

Net Asset Value, End of Period	$ 7.48	$ 8.63	$ 9.81	$11.29	$12.09	$11.31

Total Return[3]	(8.93)%	(2.93)%	(5.37)%	1.18%	15.52%	10.99%

Ratios to Average Net Assets:

Expenses	1.97%[4]	1.99%	1.98%	1.94%	1.97%	1.99%

Net investment income	9.72%[2,4]	9.58%	8.60%	8.05%	7.76%	8.39%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$861,162	$977,317	$1,091,630	$1,239,882	$980,125	$513,169

Portfolio turnover	21%	24%	26%	28%	58%	55%

1 Beginning with the year ended March 31, 2000, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. For the six months ended September 30, 2001, this change had no effect on the net investment income per share or net realized and unrealized gain (loss) per share, but increased the ratio of net investment income to average net assets from 9.68% to 9.72%. Per share, ratios and supplemental data for the periods prior to September 30, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 8.63	$ 9.81	$11.30	$12.09	$11.31	$11.08
Income From Investment Operations:
Net investment income	0.40 [2]	0.89	0.92	0.92	0.91	0.95
Net realized and unrealized gain (loss) on investments	(1.14)[2]	(1.15)	(1.50)	(0.79)	0.78	0.22

TOTAL FROM INVESTMENT OPERATIONS	(0.74)	(0.26)	(0.58)	0.13	1.69	1.17

Less Distributions:
Distribution from net investment income	(0.41)	(0.92)	(0.91)	(0.92)	(0.91)	(0.94)

Net Asset Value, End of Period	$ 7.48	$ 8.63	$ 9.81	$11.30	$12.09	$11.31

Total Return[3]	(8.93)%	(2.93)%	(5.46)%	1.26%	15.51%	11.00%

Ratios to Average Net Assets:

Expenses	1.97%[4]	1.99%	1.98%	1.94%	1.97%	1.99%

Net investment income	9.72%[2,4]	9.58%	8.61%	8.05%	7.74%	8.38%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$171,689	$198,871	$218,667	$230,640	$190,480	$105,095

Portfolio turnover	21%	24%	26%	28%	58%	55%

1 Beginning with the year ended March 31, 2000, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. For the six months ended September 30, 2001, this change had no effect on the net investment income per share or net realized and unrealized gain (loss) per share, but increased the ratio of net investment income to average net assets from 9.68% to 9.72%. Per share, ratios and supplemental data for the periods prior to September 30, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2001 (unaudited)

ORGANIZATION

Federated High Income Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount are amortized/accreted for financial reporting purposes (see "Change in Accounting Principle" note). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Change in Accounting Principle

As required, effective April 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. Prior to April 1, 2001, the Fund did not amortize long-term premiums or discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $366,976 increase to cost of securities and corresponding increase in net unrealized depreciation, based on securities held by the Fund at April 1, 2001.

The effect of this change for the six months ended September 30, 2001 was to increase net investment income by $334,243, increase net unrealized depreciation by $1,430,924 and increase net realized gains (losses) by $1,096,681. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $62,666,698 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 7,781,576

2009	$54,885,122

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Additional information on each restricted security held at September 30, 2001 is as follows:

Security	Acquisition Date	Acquisition Cost
AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005	12/15/1998 - 1/14/1999	$8,552,113

AEI Resources, Inc., Sr. Sub. Note, 11.50%, 12/15/2006	12/7/1998 - 4/8/1999	11,470,000

Ameritruck Distribution Corp., Sr., Sub. Note, 12.25%, 11/15/2005	11/10/1995 - 10/22/1997	7,036,028

AMF Bowling Worldwide, Company Guarantee, (Series B), 10.875%, 3/15/2006	3/7/1996	2,450,000

AMF Bowling Worldwide, Sr. Disc. Note, (Series B), 0/12.25%, 3/15/2006	3/7/1996 - 5/28/1998	6,888,273

Clark Material Handling Corp., Company Guarantee, 10.75%, 11/15/2006	11/22/1996 - 3/20/1997	8,651,625

Dyersburg Corp., Company Guarantee, 9.75%, 9/1/2007	8/20/1997 - 10/20/1997	6,098,813

Electronic Retailing Systems International, Inc. Sr. Disc. Note, 8.00%, 8/1/2004	1/21/1997 -- 4/1/2001	1,272,347

Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	3/26/1997 -- 8/19/1997	7,280,944

Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	1/14/1998 - 2/9/1998	4,463,000

Orion Network Systems, Sr. Note, 11.25%, 1/15/2007	9/15/1999 -- 12/22/2000	7,713,281

Pillowtex Corp., Company Guarantee, 9.00%, 12/15/2007	12/15/1997 -- 2/17/1999	5,768,500

Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	11/6/1996 - 12/3/1997	6,744,313

Royal Oak Mines, Inc.	2/24/1999	26,419

Russell Stanley Holdings, Inc., Sr. Sub. Note, 10.875%, 2/15/2009	2/5/1999 - 7/9/1999	5,306,668

U.S. Office Products Co., Sr. Sub. Note, 9.75%, 6/15/2008	6/5/1998 - 1/25/2000	15,775,690

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2001, par value shares ($0.01 per share) authorized were as follows:

Shares Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	4,000,000,000
Class B Shares	2,000,000,000
Class C Shares	4,000,000,000
TOTAL	10,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	18,204,624	$150,305,539	30,409,368	$279,061,802
Shares issued to shareholders in payment of distributions declared	2,705,293	22,316,179	4,906,789	45,489,660
Shares redeemed	(21,429,000)	(176,102,683)	(31,745,810)	(292,158,247)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(519,083)	$(3,480,965)	3,570,347	$32,393,215

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	15,590,666	$128,638,368	31,657,360	$292,277,388
Shares issued to shareholders in payment of distributions declared	2,821,084	23,268,306	5,388,956	50,018,533
Shares redeemed	(16,430,468)	(133,480,557)	(35,106,851)	(325,559,532)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,981,282	$18,426,117	1,939,465	$16,736,389

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,953,156	$24,469,540	9,013,778	$83,206,495
Shares issued to shareholders in payment of distributions declared	708,004	5,840,042	1,313,040	12,190,265
Shares redeemed	(3,732,158)	(30,569,177)	(9,581,298)	(88,717,488)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(70,998)	$(259,595)	745,520	$6,679,272

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,391,201	$14,685,557	6,255,332	$55,808,876

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended September 30, 2001, were as follows:

Purchases	$363,627,845

Sales	$361,127,114

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated High Income Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314195108
Cusip 314195207
Cusip 314195306

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

8110103 (11/01)